LOAN AGREEMENT

THIS AGREEMENT is made on the 25th day of January, 2008 BETWEEN

1. **ASM SPAC(1) LIMITED**, a company incorporated in the Cayman Islands and having its registered address at Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands (the "**Lender**"); and

2. **ASM ACQUISITION COMPANY LIMITED**, a company incorporated in the Cayman Islands and having its registered address at c/o Walkers SPV Limited, Walkers House, 87 Mary Street, Grand Cayman, KY1-9002, Cayman Islands (the "**Borrower**").

WHEREAS: -

The Lender, as a shareholder of the Borrower, has agreed to advance a loan to the Borrower, subject to the terms and conditions hereof.

NOW IT IS HEREBY AGREED by and between the parties hereto as follows: -

1. The Loan
   The Lender hereby agrees to extend an unsecured interest-free loan of US$250,000 to the Borrower ("**Loan**") to pay for a portion of the expenses of the initial public offering of the Borrower ("**IPO**"), including certain organizational expenses.

2. Interest
   The Loan is interest-free.

3. Repayment of Loan
   The loan shall be repaid the earlier of (i) 15 days following the consummation of the IPO or (ii) October 30, 2008.

4. Governing Law
   This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and each party agrees to submit to the non-exclusive jurisdiction of the courts of Hong Kong as regards any claim or matter arising under this Agreement.

This Agreement has been signed on behalf of the parties on the day and year first above written.

SIGNED BY)
for and on behalf of)
ASM SPAC(1) LIMITED (the Lender))
)

For and on behalf of
ASM Advisors Limited

[signature]
Authorized Signature(s)

SIGNED BY)
for and on behalf of)
ASM ACQUISITION COMPANY LIMITED)
(the Borrower))
)

[signature]